UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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RSI Retirement Trust
(Name of Registrant As Specified In Its Charter)
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RSI  Retirement  Trust

February 19, 2007

Information Statement: DePrince, Race & Zollo, Inc.
and LSV Asset Management

Dear Unitholder:

As you are aware, effective November 15, 2006, DePrince, Race & Zollo, Inc. (“DRZ”) and LSV Asset Management (“LSV”) replaced Shay Assets Management, Inc. (“Shay”) as sub-advisers for the Value Equity Fund portfolio of RSI Retirement Trust (the “Trust”).  Initially, DRZ manages approximately one-third of the portfolio and LSV manages approximately two-thirds of the portfolio.  An explanation of the change and background information concerning DRZ and LSV and the terms of the new sub-advisory agreement with each was sent to all Value Equity Fund Unitholders on November 10, 2006, in the form of a supplement to the Trust’s Prospectus dated February 1, 2006.

The following is certain information concerning DRZ and LSV as investment sub-advisers to the Value Equity Fund portfolio of the Trust.  The purpose of this Information Statement is to furnish you with information concerning DRZ and LSV as required by an exemptive order issued by the Securities and Exchange Commission (“SEC”) to the Trust on June 4, 2004, permitting the Trust to operate its investment funds in a “manager of managers” structure.  DRZ and LSV serve as investment sub-advisers to the Value Equity Fund portfolio of the Trust under investment sub-advisory agreements, each effective November 15, 2006, entered into with Retirement System Investors Inc. (“Investors”), investment adviser to the Trust.

THIS IS NOT A PROXY STATEMENT AND YOU ARE NOT REQUESTED TO SEND US A PROXY.  THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

The Trust will pay for the costs associated with preparing and distributing this information statement.  This information statement will be mailed on or about February 19, 2007 to unitholders of record on December 1, 2006.

Under the SEC order, Investors may enter into new or modified sub-advisory agreements with existing or new investment sub-advisers without the approval of the Trust’s unitholders, as a “manager of managers,” provided, among other things, that an information statement is sent to unitholders of the affected portfolios, furnishing all information about the new sub-adviser that would be included in a proxy statement.  Under the order, Investors is responsible for selecting, monitoring and, if necessary, replacing one or more sub-advisers to the Trust, subject to approval by the Board of Trustees.  The Investment Advisory Agreement permitting Investors to use the “manager of managers” approach was approved by unitholders at the Trust’s Annual Meeting on October 21, 2003.  The Board of Trustees of the Trust reviews all sub-advisory agreements annually.

150 East 42nd Street, New York, New York  10017-5633     Phone:  212-503-0100     Fax:  212-503-0129

On September 21, 2006, the Board of Trustees of the Trust, including a majority of independent Trustees, approved the proposed sub-advisory agreements between Investors and DRZ and between Investors and LSV relating to investment management of the Trust’s Value Equity Fund portfolio.  As reported to you in the November 10, 2006 Prospectus supplement, effective November 15, 2006, DRZ and LSV replaced Shay as sub-advisers for the Value Equity Fund portfolio.

In considering the appointments of DRZ and LSV by Investors, at its meeting on September 21, 2006, the Board of Trustees of the Trust reviewed the sub-advisory services to be provided by DRZ and LSV, respectively, and analyzed the nature, quality and scope of management services to be provided.  Members of the Board’s Investment Committee reviewed with the Board its meetings held on July 26, 2006 and August 16, 2006 with representatives of LSV and representatives of DRZ, respectively, where the Committee received detailed presentations of each firm’s background and value equity fund management capabilities.  The Committee noted that DRZ’s and LSV’s core investment styles are consistent with the current style of the Value Equity Fund and would fit well with the Trust’s overall investment program.  The respective sub-advisory fee schedules, were also discussed and determined to be reasonable in relation to the services provided.

LSV’s and DRV’s qualifications were also discussed at the July 26, 2006 and August 16, 2006 Investment Committee meetings, respectively, with Investors’ Chief Investment Strategist, Michael Randazzo, who supported the Investment Committee’s recommendation to the Board of Trustees concerning the appointments of DRZ and LSV.  Mr. Randazzo’s presentations to the Committee noted both investment managers’ relatively strong long-term risk adjusted returns and favorable rankings within the large cap value manager universe and versus the Russell 1000 Value Index as of March 31, 2006.  In addition, the analysis detailed each firm’s investment approach and philosophy; seasonality and tenure of its investment professionals; organizational structure, and portfolio composition.  Importantly, the complementary investment disciplines of the two value managers were discussed at length and were cited as a significant reason for the pairing of the two firms to manage the Value Equity Fund.

Under the sub-advisory management agreement between Investors and DRZ (the “DRZ Agreement”), DRZ will manage approximately one-third of the Value Equity Fund portfolio under the guidelines set forth in the Trust’s Prospectus.  The portfolio’s investment objective will not change.  The DRZ Agreement became effective on November 15, 2006 and will continue in effect for an initial term of two years.  Thereafter, the DRZ Agreement will continue in effect only if approved annually by the Board of Trustees and by a majority of Independent Trustees.  The selection of DRZ as a sub-adviser to Investors for the Value Equity Fund was made pursuant to the “manager of managers” order issued by the SEC, as described above.

Under the sub-advisory management agreement between Investors and LSV (the “LSV Agreement”), LSV will manage approximately two-thirds of the Value Equity Fund portfolio under the guidelines set forth in the Trust’s Prospectus.  The portfolio’s investment objective will not change.  The LSV Agreement became effective on November 15, 2006 and will continue in effect for an initial term of two years.  Thereafter, the LSV Agreement will continue in effect

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only if approved annually by the Board of Trustees and by a majority of Independent Trustees.  The selection of LSV as a sub-adviser to Investors for the Value Equity Fund was made pursuant to the “manager of managers” order issued by the SEC, as described above.

Under the DRZ Agreement, DRZ receives an annual fee of 0.55% of the first $45 million of assets under management, and 0.50% on assets in excess of $45 million.  LSV receives an annual fee of 0.30% of the first $25 million of assets under its management, 0.25% on the next $25 million of assets, 0.20% on the next $50 million of assets, 0.15% on the next $100 million of assets and on assets in excess of $200 million, a flat fee of 0.20%.  Fees are payable as of the last day of each calendar quarter, based on the average of the portfolio asset value as of the last day of each month of each calendar quarter.  These amounts are paid by Investors out of the management fee that it receives from the Trust for management of the Value Equity Fund portfolio.  Since Investors pays DRZ and LSV out of its management fee, there is no duplication of fees paid by the Trust.  There will be no increase in overall advisory fees to the Value Equity portfolio or its unitholders in connection with the appointments of DRZ and LSV as sub-advisers.*  There are no changes in the services provided by Investors to the Value Equity Fund portfolio.

The DRZ Agreement and the LSV Agreement between DRZ and LSV, respectively, and Investors is substantially the same as the previous sub-advisory agreement between Investors and Shay.  The respective agreements, like the previous sub-advisory agreements, automatically terminate upon assignment and may be terminated without penalty at any time by Investors on not less than 30 days’ written notice to DRZ and/or LSV, as the case may be, by vote of a majority of the Board of Trustees of the Trust, or by vote of the majority of the outstanding voting securities of the Value Equity Fund portfolio, each on not less than 30 days’ written notice to DRZ and/or LSV, as the case may be.  DRZ and/or LSV may also terminate the Agreement without penalty at any time upon not less than 30 days’ written notice to Investors.  The only material difference between the DRZ Agreement and the prior sub-advisory agreement and the LSV Agreement and the prior sub-advisory agreement, is, in each case, the fee schedule, which, as noted above, does not result in changes to advisory fees paid by the Trust, since the sub-advisory fees are paid by Investors.  The respective agreements also acknowledge that the sub-adviser is employed pursuant to a “manager of managers” structure.  The DRZ Agreement and the LSV Agreement are each attached as Exhibit A.

DRZ is an institutional asset management firm located at 250 Park Avenue South, Suite 250, Winter Park, FL 32789.  DRZ was formed in 1995 as a Florida corporation.  As of September 30, 2006, DRZ had approximately $5.1 billion in assets under management.  Gregory M. DePrince and Jill Lynch will serve as co-portfolio managers for the investment fund.  Mr. DePrince is a Co-Founder and Principal of DRZ.  Ms. Lynch joined DRZ in 1995 and is also a Principal.  Mr. DePrince and Ms. Lynch oversee the portfolio management, research and trading functions as they relate to the firm’s large-cap value discipline.

Formed in 1994 as a Delaware partnership, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models.  LSV is located at 1 North Wacker Drive, Chicago, Illinois 60606.  As of September 30, 2006,

*  The annual fee paid to Investors as manager of the Value Equity Fund is 0.54% of the first $150 million of assets under management and 0.48% on assets in excess of $150 million.

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LSV managed approximately $64.3 billion in assets, including $1.9 billion in the Russell 1000 Value enhanced index strategy.  The investment management team of Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani serve as portfolio managers of the investment fund.  Mr. Lakonishok has been with the firm since its inception and serves as CEO, CIO, Partner and Portfolio Manager.  Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998.  Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

The names and principal occupations of the members of the Board of Directors of DRZ, all located at 250 Park Avenue South, Suite 250, Winter Park, FL 32789, are listed below:

Name	Principal Occupation Over the Past Five Years

Gregory M. DePrince	Executive Vice President, Secretary and Principal of DRZ

John D. Race	Executive Vice President, Treasurer and Principal of DRZ

Victor A. Zollo, Jr.	President and Principal of DRZ

The names and principal occupations of the principal executive officers of DRZ, all located at 250 Park Avenue South, Suite 250, Winter Park, FL 32789, are listed below:

Name	Title/Principal Occupation

Victor A. Zollo, Jr.	President – Oversees Marketing, Portfolio Management and Client Services Teams

John D. Race	Executive Vice President and Treasurer – Portfolio Manager for Small Cap and Micro Cap Products

Gregory M. DePrince	Executive Vice President and Secretary – Portfolio Manager for Large Cap Product

The names and principal occupations of the Partners of LSV, all located at 1 North Wacker Drive, Chicago, IL 60606, are listed below:

Name	Principal Occupation Over the Past Five Years

Josef Lakonishok	Chief Executive Officer and Portfolio Manager of LSV

Robert Vishny	Portfolio Manager of LSV

Menno Vermeulen	Portfolio Manager of LSV

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Christopher LaCroix	Managing Director of Business Development of LSV

SEI Funds, Inc.	Investment Management Company

Tremaine Atkinson	Chief Operating Officer and Chief Compliance Officer of LSV

James Owens	Director of Client Portfolio Services of LSV

Keith Bruch	Director of Client Portfolio Services of LSV

Eamon McGuinness	Director of Taft-Hartley Sales and Services of LSV

Tracy Bolger	Operations Manager of LSV

Eric Miller	Senior Trader of LSV

Puneet Mansharamani	Portfolio Manager and Quantitative Analyst of LSV

Dan Newman	Senior Trader of LSV

Han Qu	Senior Quantitative Analyst of LSV

The names and principal occupations of the principal executive officers of LSV, all located at 1 North Wacker Drive, Chicago, IL 60606, are listed below:

Name	Title/Principal Occupation

Josef Lakonishok	Chief Executive Officer and Portfolio Manager

Tremaine Atkinson	Chief Operating Officer and Chief Compliance Officer

Christopher LaCroix	Managing Director of Business Development

Certain information provided by DRZ and LSV regarding other mutual funds for which it serves as investment adviser and which have an investment objective similar to the Value Equity Fund, are as follows:

DRZ

		Net Assets on
	Annual	December 31, 2006
Fund Name	Fee Schedule	(in millions)

RTC US Value Fund	0.36%	$129

Russell Investments Limited	0.36%	30

RIC Select Value	0.36%	67

RIF	0.36%	48

MTB Equity Income Fund	0.40%	54

MTB Balanced Fund	0.40%	11

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LSV

		Net Assets on
	Annual	January 31, 2007
Fund Name	Fee Schedule	(in millions)

SEI Institutional Investments Trust Large Cap Fund	0.13%	$91

SEI Institutional Managed Trust Large Cap Fund	0.13%	1.062

SEI Institutional Managed Trust Tax-Managed Large Cap Fund	0.13%	421

DRZ has no agreements with any mutual funds for any fee waiver or reduction.  LSV provides a reduced fee to the SEI funds, since SEI Investments is an affiliated company.

For the fiscal year of the Trust ended September 30, 2006, the Trust did not pay brokerage commissions to any affiliated broker with respect to the Value Equity Fund.

Unitholders of record, as shown on the Value Equity Fund’s records, as of December 1, 2006, holding beneficially 5% or more of the outstanding units are the tax-qualified retirement plans of the following institutions.  As of the same date, the Trustees and officers of the Trust, both individually and as a group, owned less than 1% of the Value Equity Fund’s outstanding units.

Name	Amount of Ownership (Units)	Percentage of Ownership

New York Community Bank	1,153,005.598	12.6

Ridgewood Savings Bank	858,996.302	9.4

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The Trust is an open-ended diversified investment company registered under the Investment Company Act of 1940, as amended, and was established as a New York trust under the name The Savings Banks Retirement System, pursuant to an Agreement and Declaration of Trust effective as of October 22, 1940.  The Trust’s offices are located at 150 East 42nd Street, New York, NY 10017.  The principal offices of Investors, Retirement System Distributors Inc., the principal underwriter of the Trust, and Retirement System Consultants Inc., the administrator of the Trust, are each located at the same address as the Trust.  The Trust’s custodian is Custodial Trust Company, 101 Carnegie Center, Princeton, NJ 08540.  The Trust’s counsel is Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019.  Anchin, Block & Anchin LLP, 1375 Broadway, New York, NY 10018 have been selected as auditors of the Trust.

YOU MAY OBTAIN AN ADDITIONAL COPY OF THIS INFORMATION STATEMENT OR A COPY OF THE FUND’S MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT TO UNITHOLDERS, FREE OF CHARGE, BY WRITING TO RETIREMENT SYSTEM DISTRIBUTORS INC., 150 EAST 42ND STREET, NEW YORK, NY 10017, OR BY CALLING (800) 772-3615.

On behalf of the Board of Trustees, I thank you for your continued investment in the Trust.  If you have any questions, please call us at (800) 772-3615.

Sincerely,

/s/Stephen P. Pollak
Stephen P. Pollak
Executive Vice President, Counsel and Secretary

Attachment

7

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN

RETIREMENT SYSTEM INVESTORS INC.

AND

DePRINCE, RACE & ZOLLO, INC.

THIS AGREEMENT effective as of November 15, 2006 is made and entered into between Retirement System Investors Inc., a Delaware corporation (the “Manager”), having its principal place of business at 150 East 42nd Street, New York, NY 10017 and DePrince, Race & Zollo, Inc. (the “Sub-Adviser”), having its principal place of business at 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

W I T N E S S E T H :

WHEREAS, RSI Retirement Trust (“Trust”), a trust organized and existing pursuant to an Agreement and Declaration of Trust, made as of October 22, 1940, as amended from time to time (“Agreement and Declaration of Trust”) provides benefits for the employees (and their beneficiaries) of savings institutions, related organizations and other corporate entities which have established plans of participation and individual retirement accounts (“Unitholders”) in the Trust;

WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “Act”); and

WHEREAS, the Trustees of the Trust (“Trustees”) are vested with authority for the management and control of the assets of the Trust in accordance with the provisions of the Agreement and Declaration of Trust and in furtherance of such authority are vested with the power to designate an investment manager or managers (as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) to manage (including the power to acquire and dispose of) the assets of any of the Investment Funds (as defined in the Agreement and Declaration of Trust) of the Trust; and

WHEREAS, the Trust and the Manager have entered into an Investment Management Agreement dated June 7, 2004 pursuant to which the Manager may designate Sub-Advisers to perform certain investment advisory functions under the supervision of the Manager and the Trustees; and

WHEREAS, the Manager wishes to appoint the Sub-Adviser to manage a portion of the assets of the Trust, to act in such capacity in the manner set forth in this Agreement, and the Sub-Adviser is willing to act in such capacity in accordance with the provisions of this Agreement;

NOW, THEREFORE, the Manager hereby agrees with the Sub-Adviser as follows:

1.             Appointment of the Sub-Adviser

A.            The Manager hereby designates, appoints, engages and retains the Sub-Adviser as investment manager of the assets comprising the Investment Fund of the Trust referred to on Schedule A hereto (“Investment Fund”) or such portion thereof as shall be designated by the Manager (the “Account”).

B.            The Sub-Adviser hereby accepts appointment to manage the assets of the Account.

C.            The term of this Agreement shall commence on the effective date stated above for a period of two years and shall continue in effect thereafter from year to year provided that such continuance is specifically approved annually in the manner required by the Act.

D.            The Sub-Adviser and Manager understand that the Investment Fund is being managed in a “manager-of-managers” style, and understand and agree that, pursuant to that management style, the Manager will, among other things: (1) continually evaluate the performance of the Sub-Adviser and any other subadvisers to the Investment Fund through quantitative and qualitative analysis and consultations with the Sub-Adviser and other subadvisers, if any, (2) periodically make recommendations to the Trustees as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (3) periodically report to the Trustees regarding the results of its evaluation and monitoring functions.   The Sub-Adviser acknowledges that its services may be modified or terminated pursuant to this process.

2.             Assets of the Account

The Manager shall certify or cause to be certified to the Sub-Adviser the assets comprising the Account as of the commencement of the term of this Agreement.  The Manager may add to the Account assets acceptable to the Sub-Adviser or withdraw assets from the Account at any time or from time to time by notification to the Sub-Adviser.  The Account shall consist of the assets certified to the Sub-Adviser as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment   thereon and assets added as aforesaid, less assets withdrawn as aforesaid.

3.             Investment Powers

A.            Subject to the provisions of paragraph B of this Section 3, the Sub-Adviser shall have exclusive authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Fund as set forth in the current Prospectus of the Trust delivered to the Sub-Adviser (“Prospectus”) and as specified in writing from time to time by the

Trustees or the Manager and delivered to the Sub-Adviser, to manage (including the power to acquire and dispose of) the assets of the Account.

B.            Notwithstanding the provisions of paragraph A of this Section 3, it is understood and agreed that a portfolio lending agent, other than the Sub-Adviser, may lend securities from the Account and may invest assets of the Account on a temporary basis pending permanent investment or distribution, and the Sub-Adviser shall have no liability or responsibility with respect to the exercise of such authority by such other portfolio lending agent; provided, however, that the Sub-Adviser shall coordinate the exercise of its authority hereunder which may be affected by the exercise of such authority by the portfolio lending agent in such manner appropriate to the exercise of its authority as shall be agreed upon by the Sub-Adviser and such portfolio lending agent.  The Trustees will advise the Manager, and the Manager will advise the Sub-Adviser, of any arrangement with respect to any proposed lending of securities from the Account.

C.            The Sub-Adviser shall consult with the Manager or the Trustees at such times as the Manager or the Trustees shall reasonably request with respect to the overall investment policy of the Account, and with the instructions and directions of the Manager and of the Trustees, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Investment Fund’s compliance with and will conform to and comply with, the requirements of the Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations including, among other things, the preparation and filing of such reports as are, or may in the future be, required by the Securities and Exchange Commission (the “Commission”).

D.            The Sub-Adviser acknowledges that it may not consult with any other subadviser to the Investment Fund, including any other subadviser that is a principal underwriter or an affiliated person of a principal underwriter, concerning transactions of the Investment Fund in securities or other assets.

4.             Standard of Care

A.            The Sub-Adviser shall invest the assets of the Account in the manner provided herein and shall have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the assets of the Account as contemplated by the Prospectus.

B.            The Sub-Adviser will be under no liability or obligation to anyone with respect to any failure on the part of the Manager or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Manager or any other investment manager.

C.            The Sub-Adviser shall not be liable for the making, retention or sale of any investment or reinvestment made by it as herein provided, nor for any loss to or diminution of the value of the property of the Account; provided, however, that the Sub-Adviser has acted in the premises with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims; provided, further, however, that nothing in this Agreement shall protect the Sub-Adviser against any liability to the Manager, the Trust or Unitholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.  Futhermore, nothing in this Agreement shall be deemed to waive any rights the Manager or the Investment Fund may have against the Sub-Adviser under federal or state securities laws.  The Sub-Adviser shall indemnify the Manager, its affliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the Act and federal and state securities laws.

5.             General Provisions

A.            Compensation for the services of the Sub-Adviser will be as set forth in Schedule A hereto.

B.            With respect to securities in the Account, the Sub-Adviser shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate to carry out the policy with respect to brokerage as set forth in the Prospectus or as the Manager or the Trustees of the Trust may direct from time to time.  In providing the Account with investment supervision, it is recognized that the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution.  The Sub-Adviser shall have discretion to effect investment transactions for the Investment Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Sub-Adviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Exchange Act of 1934, as amended (the “Exchange Act”).  It is understood that it is desirable for the Trust that the Sub-Adviser have access to supplemental research and security and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust than other brokers who provide only execution of portfolio transactions, provided that the research, analysis, services and information provided by such brokers, viewed in light of either that particular investment transaction or the overall responsibilities of the Sub-Adviser with respect to the Investment Fund and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act), are reasonable in relation to the higher cost.  Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Manager from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients.

On occasions when the Sub-Adviser deems the purchase or sale of a security or futures contract to be in the best interest of the Investment Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Investment Fund and to such other clients..

C.            This Agreement shall automatically terminate in the event of its “assignment” (as that term is defined in the Act) or upon termination of the Investment Management Agreement between the Trust and the Manager.  The Sub-Adviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the Act) of the Sub-Adviser; provided that the Sub-Adviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

D.            This Agreement may be terminated, without the payment of any penalty, by either party hereto or by the Trust on not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party; any such termination on behalf of the Trust to be pursuant to a vote of the Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Investment Fund.

E.             The Sub-Adviser shall maintain all books and records with respect to the Investment Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the Act, and shall furnish to the Investment Fund’s Board of Trustees such periodic and special reports as the Trustees may reasonably request.  The Sub-Adviser shall make reasonably available its employees and officers for consultation with the Trustees or officers or employees of the Manager with respect to any matter discussed herein, including, without limitation, the valuation of the Investment Fund’s securities.

F.             The Sub-Adviser or an affliate shall provide the Investment Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Investment Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

G.            The Sub-Adviser shall keep the Investment Fund’s books and records required to be maintained by the Sub-Adviser pursuant to this Agreement and shall timely furnish to the Manager all information relating to the Sub-Adviser’s services hereunder needed by the Manager to keep the other books and records of the Investment Fund required by Rule 31a-1 under the Act or any successor regulation. The Sub-Adviser agrees that all records which it maintains for the Investment Fund are the property of the Investment Fund, and the Sub-Adviser will surrender promptly to the Investment Fund any of such records upon the Investment Fund’s request, provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the

Commission under the Act or any successor regulation any such records as are required to be maintained by it pursuant to this Agreement.

H.            The Sub-Adviser may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

(a)           Any notice, direction, certification, approval or other writing of the Manager, if evidenced by an instrument signed by the President, a Vice President, the Treasurer or the Assistant Treasurer of the Manager;

(b)           Any copy of a resolution of the Trustees, if certified by the Secretary of the Trust;

(c)           Any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian;

(d)           Any instruction reasonably believed to be genuine and to be given by the Manager or the Trustees or its or their authorized delegate or by the custodian or any other investment manager.

I.              The Sub-Adviser may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate delivered to the Sub-Adviser by the Manager or the Trustees with respect to any matter concerning the Trust and the operation and administration of the Account.  The Sub-Adviser is expressly authorized to consult with the Manager with respect to any matters arising in the administration of the Account and to act on the advice of the Manager, provided nothing herein shall limit the full responsibility of the Sub-Adviser for the management of the assets of the Account as provided herein.

J.             Communications from the Sub-Adviser to the Manager shall be addressed to:

Retirement System Investors Inc.

150 East 42nd Street

New York, New York 10017

Attn.:      Stephen P. Pollak

Executive Vice President, Counsel and Secretary

Communications to the Sub-Adviser from the Manager or the Trustees shall be addressed to the address set forth in Schedule A hereto.  In the event of a change of address, communications shall be addressed to such new address as designated in a written notice from the Manager, the Trustees or the Sub-Adviser, as the case may be.  All communications addressed in the above manner and by certified mail or delivered by hand shall be sufficient under this Agreement.

K.            Unless the Manager or the Trustees instructs the Sub-Adviser otherwise in writing, the Sub-Adviser will vote proxies for securities and investments held in the Account in accordance with the Sub-Adviser’s written policies for proxy voting.  The Manager agrees to forward, or to instruct the custodian to forward, to the Sub-Adviser copies of all proxies and shareholder communications relating to securities and investments held in the Account.  The Manager agrees that the Sub-Adviser will not be liable to failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis.  The Sub-Adviser will not be responsible for taking any action or rendering any advice with respect to any legal proceedings or bankruptcies involving the issuers of securities and investments held in the Account.

L.             In connection with its duties under this Agreement, the Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Investment Advisers Act of 1940, and other applicable federal and state laws and regulations.

M.           All agreements hereunder will be governed by the laws of the State of New York, without reference to such State’s conflict of law rules.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is implemented, clarified or interpreted by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

N.            No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Trustees and the written agreement of the Manager and the Sub-Adviser and in accordance with the requirements of the Act.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have executed this Agreement, effective as of the date of this Agreement first set forth above.

RETIREMENT SYSTEM INVESTORS INC.

By:	/s/Stephen P. Pollak

Title:	Executive Vice President, Counsel and Secretary

DePRINCE, RACE & ZOLLO, INC.

By:	/s/Gregory M. DePrince

Title:	Principal

SCHEDULE A

RSI RETIREMENT TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

Name of Sub-Adviser:	DePRINCE, RACE & ZOLLO, INC.

Address:	250 Park Avenue South, Suite 250
Winter Park, FL 32789

Attention:	Greg DePrince

Investment Fund:	Value Equity Fund

Compensation Terms:

Terms used herein shall have the meaning used in the Investment Sub-Advisory Agreement between the Manager and the Sub-Adviser (“Agreement”).  The Manager agrees to pay to the Sub-Adviser, as full compensation and reimbursement for the services to be rendered pursuant to the Agreement and any expenses incurred in connection therewith, a fee at the end of each fiscal quarter of the Trust, computed by applying the following rate to that portion of the assets of the RSI Retirement Trust’s portfolio managed by the Sub-Adviser:

Effective November 15, 2006,

0.55% on the first $45 million of assets, and

0.50% on assets in excess of $45 million.

Billing is done for each quarter on the basis of services performed during that particular quarter.  The quarterly fee is calculated on the basis of the average of the asset value as of the last day of each month of each calendar quarter, equal to one - fourth of the annual rate.

If the Agreement commences on a date other than on the beginning of any such quarterly period or terminates on a date other than the end of any such quarterly period, the fee payable hereunder shall be proportionately reduced according to the number of days during such period services were not rendered by the Sub-Adviser.

Liability for payment of compensation by the Manager to the Sub-Adviser under this Agreement is contingent upon the Manager’s receipt of payment from the Investment Fund for management services described under the Management Agreement between the Investment Fund and the Manager.

IN WITNESS WHEREOF, the parties to the Agreement have executed this Schedule A, effective as of November 15, 2006.

RETIREMENT SYSTEM INVESTORS INC.

By:	/s/Stephen P. Pollak

Title:	Executive Vice President, Counsel and Secretary

DePRINCE, RACE & ZOLLO, INC.

By:	/s/Gregory M. DePrince

Title:	Principal

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN

RETIREMENT SYSTEM INVESTORS INC.

AND

LSV ASSET MANAGEMENT

THIS AGREEMENT effective as of November 15, 2006 is made and entered into between Retirement System Investors Inc., a Delaware corporation (the “Manager”), having its principal place of business at 150 East 42nd Street, New York, NY 10017 and LSV Asset Management (the “Sub-Adviser”), having its principal place of business at One North Wacker Drive, Suite 4000, Chicago, IL 60606.

W I T N E S S E T H :

WHEREAS, RSI Retirement Trust (“Trust”), a trust organized and existing pursuant to an Agreement and Declaration of Trust, made as of October 22, 1940, as amended from time to time (“Agreement and Declaration of Trust”) provides benefits for the employees (and their beneficiaries) of savings institutions, related organizations and other corporate entities which have established plans of participation and individual retirement accounts (“Unitholders”) in the Trust;

WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “Act”); and

WHEREAS, the Trustees of the Trust (“Trustees”) are vested with authority for the management and control of the assets of the Trust in accordance with the provisions of the Agreement and Declaration of Trust and in furtherance of such authority are vested with the power to designate an investment manager or managers (as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) to manage (including the power to acquire and dispose of) the assets of any of the Investment Funds (as defined in the Agreement and Declaration of Trust) of the Trust; and

WHEREAS, the Trust and the Manager have entered into an Investment Management Agreement dated June 7, 2004 pursuant to which the Manager may designate Sub-Advisers to perform certain investment advisory functions under the supervision of the Manager and the Trustees; and

WHEREAS, the Manager wishes to appoint the Sub-Adviser to manage a portion of the assets of the Trust, to act in such capacity in the manner set forth in this Agreement, and the Sub-Adviser is willing to act in such capacity in accordance with the provisions of this Agreement;

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NOW, THEREFORE, the Manager hereby agrees with the Sub-Adviser as follows:

1.             Appointment of the Sub-Adviser

A.            The Manager hereby designates, appoints, engages and retains the Sub-Adviser as investment manager of the assets comprising the Investment Fund of the Trust referred to on Schedule A hereto (“Investment Fund”) or such portion thereof as shall be designated by the Manager (the “Account”).

B.            The Sub-Adviser hereby accepts appointment to manage the assets of the Account.

C.            The term of this Agreement shall commence on the effective date stated above for a period of two years and shall continue in effect thereafter from year to year provided that such continuance is specifically approved annually in the manner required by the Act.

D.            The Sub-Adviser acknowledges that the Investment Fund is being managed in a “manager-of-managers” style, and that, pursuant to that management style, the Manager will, among other things: (1) continually evaluate the performance of the Sub-Adviser and any other subadvisers to the Investment Fund through quantitative and qualitative analysis and consultations with the Sub-Adviser and other subadvisers, if any, (2) periodically make recommendations to the Trustees as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (3) periodically report to the Trustees regarding the results of its evaluation and monitoring functions.   The Sub-Adviser acknowledges that its services may be modified or terminated pursuant to this process.

2.             Assets of the Account

The Manager shall certify or cause to be certified to the Sub-Adviser the assets comprising the Account as of the commencement of the term of this Agreement.  The Manager may add to the Account assets acceptable to the Sub-Adviser or withdraw assets from the Account at any time or from time to time by prior written notification to the Sub-Adviser.  The Account shall consist of the assets certified to the Sub-Adviser as aforesaid, or any assets into which the same may be converted from time to time, together with any income therefrom or any other increment thereon and assets added as aforesaid, less assets withdrawn as aforesaid.

3.             Investment Powers

A.            Subject to the provisions of paragraph B of this Section 3, the Sub-Adviser shall have exclusive authority and discretion, subject to and consistent with the investment objectives and policies of the Investment Fund as set forth in the current Prospectus of the Trust delivered to the Sub-Adviser (“Prospectus”) and as specified in writing from time to time by the Trustees or the Manager and delivered to, and acknowledged by, the Sub-Adviser, to manage (including the power to acquire and dispose of) the assets of the Account.

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B.            Notwithstanding the provisions of paragraph A of this Section 3, it is understood and agreed that a portfolio lending agent, other than the Sub-Adviser, may lend securities from the Account and may invest assets of the Account on a temporary basis pending permanent investment or distribution, and the Sub-Adviser shall have no liability or responsibility with respect to the exercise of such authority by such portfolio lending agent.  The Sub-Adviser shall make reasonable efforts to coordinate with the portfolio lending agent in such manner as shall be agreed upon by the Sub-Adviser and such portfolio lending agent.  The Trustees will advise the Manager, and the Manager will advise the Sub-Adviser, of any arrangement with respect to any proposed lending of securities from the Account.

C.            The Sub-Adviser shall consult with the Manager or the Trustees at such times as the Manager or the Trustees shall reasonably request with respect to the  Sub-Adviser’s management of the Account.  The Sub-Adviser shall reasonably co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Investment Fund’s compliance with and conformity to the requirements of the Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations including, among other things, the preparation and filing of such reports as are, or may in the future be, required by the Securities and Exchange Commission (the “Commission”).

D.            The Sub-Adviser acknowledges that it may not consult with any other subadviser to the Investment Fund, including any other subadviser that is a principal underwriter or an affiliated person of a principal underwriter, concerning transactions of the Investment Fund in securities or other assets.

4.             Standard of Care

A.            The Sub-Adviser shall invest the assets of the Account in the manner provided herein and shall have no duty or responsibility with respect to the diversification of the assets of the Trust, except with respect to the diversification of the assets of the Account as contemplated by the Prospectus.

B.            The Sub-Adviser will be under no liability or obligation to anyone with respect to any failure on the part of the Manager or any other investment manager to perform any of their obligations under any agreement affecting the Account or under the terms of this Agreement or for any error or omission whatsoever on the part of the Manager or any other investment manager.

C.            The Sub-Adviser shall not be liable for the making, retention or sale of any investment or reinvestment made by it as herein provided, nor for any loss to or diminution of the value of the property of the Account; provided, however, that the Sub-Adviser has acted in the premises with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of any enterprise of a like character and with like aims; provided, further, however, that nothing in this Agreement shall protect the Sub-Adviser against any liability to the Manager, the Trust or Unitholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by

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reason of its reckless disregard of its obligations and duties hereunder.  Furthermore, nothing in this Agreement shall be deemed to waive any rights the Manager or the Investment Fund may have against the Sub-Adviser under federal or state securities laws.

5.             General Provisions

A.            Compensation for the services of the Sub-Adviser will be as set forth in Schedule A hereto.

B.            With respect to securities in the Account, the Sub-Adviser shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate.  In providing the Account with investment management, it is recognized that the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution.  The Sub-Adviser shall have discretion to effect investment transactions for the Investment Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Sub-Adviser) it deems qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Exchange Act of 1934, as amended (the “Exchange Act”).  It is understood that it is desirable for the Trust that the Sub-Adviser have access to supplemental research and security and economic analysis and statistical services and information with respect to the availability of securities or purchasers or sellers of securities provided by brokers and of use to the Trust although such access may require the allocation of brokerage business to brokers who execute transactions at a higher cost to the Trust than other brokers who provide only execution of portfolio transactions, provided that the research, analysis, services and information provided by such brokers, viewed in light of either that particular investment transaction or the overall responsibilities of the Sub-Adviser with respect to the Investment Fund and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act), are reasonable in relation to the higher cost.  Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities with such brokers, subject to review by the Manager from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients.

On occasions when the Sub-Adviser deems the purchase or sale of a security or futures contract to be in the best interest of the Investment Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price, lower brokerage commissions, efficient execution or in order to fairly allocate trading opportunities among its clients.  In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Investment Fund and to such other clients..

C.            This Agreement shall automatically terminate in the event of its “assignment” (as that term is defined in the Act) or upon termination of the Investment

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Management Agreement between the Trust and the Manager.  The Sub-Adviser agrees that it will promptly notify the Trust and the Manager of the occurrence or publicly announced future occurrence of any event that would result in the assignment of this Agreement, including, but not limited to, a change in control (as defined in the Act) of the Sub-Adviser.

D.            This Agreement may be terminated, without the payment of any penalty, by either party hereto or by the Trust on not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party; any such termination on behalf of the Trust to be pursuant to a vote of the Trustees or by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Investment Fund.

E.             The Sub-Adviser shall maintain all books and records with respect to the Investment Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the Act, and shall furnish to the Investment Fund’s Board of Trustees such periodic and special reports as the Trustees may reasonably request.  The Sub-Adviser shall be reasonably available for consultation with the Trustees or officers or employees of the Manager with respect to any matter discussed herein, including, without limitation, the valuation of the Investment Fund’s securities.

F.             The Sub-Adviser or an affiliate shall provide the Investment Fund’s Custodian on each business day with information relating to all transactions it has initiated in the Account, and shall provide the Manager with such information upon request of the Manager.

G.            The Sub-Adviser shall keep the Investment Fund’s books and records required to be maintained by the Sub-Adviser pursuant to this Agreement and shall timely furnish to the Manager all information relating to the Sub-Adviser’s services hereunder needed by the Manager to keep the other books and records of the Investment Fund required by Rule 31a-1 under the Act or any successor regulation.  The Sub-Adviser agrees that all records which it maintains for the Investment Fund are the property of the Investment Fund, and the Sub-Adviser will surrender promptly to the Investment Fund any of such records upon the Investment Fund’s request, provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the Act or any successor regulation any such records as are required to be maintained by it pursuant to this Agreement.

H.            The Sub-Adviser may rely on the authenticity, truth and accuracy of, and will be fully protected in acting upon:

(a)           Any notice, direction, certification, approval or other writing of the Manager, if evidenced by an instrument signed by the President, a Vice President, the Treasurer or the Assistant Treasurer of the Manager;

(b)           Any copy of a resolution of the Trustees, if certified by the Secretary of the Trust;

(c)           Any notification or information provided by the custodian of the assets in the Account, if evidenced by an instrument signed by an officer of the custodian;

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(d)           Any instruction reasonably believed to be genuine and to be given by the Manager or the Trustees or its or their authorized delegate or by the custodian.

I.              The Sub-Adviser may rely on, and will be fully protected with respect to any action taken or omitted in reliance on, any information, statement or certificate delivered to the Sub-Adviser by the Manager or the Trustees with respect to any matter concerning the Trust and the operation and administration of the Account.  The Sub-Adviser is expressly authorized to consult with the Manager with respect to any matters arising in the administration of the Account and to act on the advice of the Manager, provided nothing herein shall limit the responsibility of the Sub-Adviser for the management of the assets of the Account as provided herein.

J.             Communications from the Sub-Adviser to the Manager shall be addressed to:

Retirement System Investors Inc.

150 East 42nd Street

New York, New York 10017

Attn.:  Stephen P. Pollak

           Executive Vice President, Counsel and Secretary

Communications to the Sub-Adviser from the Manager or the Trustees shall be addressed to the address set forth in Schedule A hereto.  In the event of a change of address, communications shall be addressed to such new address as designated in a written notice from the Manager, the Trustees or the Sub-Adviser, as the case may be.  All communications addressed in the above manner and by certified mail or delivered by hand shall be sufficient under this Agreement.

K.            Unless the Manager or the Trustees instructs the Sub-Adviser otherwise in writing, the Sub-Adviser will vote proxies for securities and investments held in the Account in accordance with the Sub-Adviser’s written policies for proxy voting.  The Manager agrees to forward, or to instruct the custodian to forward, to the Sub-Adviser copies of all proxies and shareholder communications relating to securities and investments held in the Account.  The Manager agrees that the Sub-Adviser will not be liable to failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis.  The Sub-Adviser will not be responsible for taking any action or rendering any advice with respect to any legal proceedings or bankruptcies involving the issuers of securities and investments held in the Account.

L.             In connection with its duties under this Agreement, the Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the Act, the Investment Advisers Act of 1940, and other applicable federal and state laws and regulations.

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M.           All agreements hereunder will be governed by the laws of the State of New York, without reference to such State’s conflict of law rules.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is implemented, clarified or interpreted by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

N.            No term or provision of this Agreement may be amended, modified or waived without the affirmative vote or action by written consent of the Trustees and the written agreement of the Manager and the Sub-Adviser and in accordance with the requirements of the Act.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have executed this Agreement, effective as of the date of this Agreement first set forth above.

RETIREMENT SYSTEM INVESTORS INC.

By:	/s/Stephen P. Pollak

Title:	Executive Vice President, Counsel and
Secretary

LSV ASSET MANAGEMENT

By:	/s/Tremaine Atkinson

Title:	Chief Operating Officer

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SCHEDULE A

RSI RETIREMENT TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

Name of Sub-Adviser:	LSV Asset Management

Address:	One North Wacker Drive, Suite 4000 Chicago, IL 60606

Attention:	Tremaine Atkinson, Chief Operating Officer

Investment Fund:	Value Equity Fund

Compensation Terms:

Terms used herein shall have the meaning used in the Investment Sub-Advisory Agreement between the Manager and the Sub-Adviser (“Agreement”).  The Manager agrees to pay to the Sub-Adviser, as full compensation and reimbursement for the services to be rendered pursuant to the Agreement and any expenses incurred in connection therewith, a fee at the end of each fiscal quarter of the Trust, computed by applying the following rate to that portion of the assets of the RSI Retirement Trust’s portfolio managed by the Sub-Adviser:

Effective November 15, 2006,
0.30% on the first $25 million of assets,
0.25% on the next $25 million of assets,
0.20% on the next $50 million of assets,
0.15% on the next $100 million, and
on assets in excess of $200 million, a flat fee of 0.20%.

Billing is done for each quarter on the basis of services performed during that particular quarter.  The quarterly fee is calculated on the basis of the average of the asset value as of the last day of each month of each calendar quarter, equal to one-fourth of the annual rate.

If the Agreement commences on a date other than on the beginning of any such quarterly period or terminates on a date other than the end of any such quarterly period, the fee payable hereunder shall be proportionately reduced according to the number of days during such period services were not rendered by the Sub-Adviser.

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IN WITNESS WHEREOF, the parties to the Agreement have executed this Schedule A, effective as of November 15, 2006.

RETIREMENT SYSTEM INVESTORS INC.

By:	/s/Stephen P. Pollak

Title:	Executive Vice President, Counsel and
Secretary

LSV ASSET MANAGEMENT

By:	/s/Tremaine Atkinson

Title:	Chief Operating Officer

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